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                                                                   Exhibit 23.9

                     [HUDDLESTON & CO., INC. LETTERHEAD]


                             CONSENT OF ENGINEERS


Lomak Petroleum, Inc.
500 Throckmorton Street, Suite 2104
Fort Worth, Texas 76102

We consent to the reference to our firm under the captions "Business-Oil and Gas Reserves" and "Experts" in this Registration Statement on Form S-3 and the related Prospectus.


                                                HUDDLESTON & CO., INC.

                                                /s/ PETER D. HUDDLESTON
                                                    ---------------------------
                                                    Peter D. Huddleston, P.E.
                                                    President

Houston, Texas
January 20, 1997